UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2009

Peet's Coffee & Tea, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington (State of jurisdiction)	0-32233 (Commission File No.)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue
Emeryville, California 94608-3520
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (510) 594-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On November 2, 2009, Peet’s Coffee & Tea, Inc., a Washington corporation (the “Company”), Marty Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Acquisition Sub”), and Diedrich Coffee, Inc., a Delaware corporation (“Diedrich”), entered into a definitive Agreement and Plan of Merger (the “Original Merger Agreement”) which contemplates the acquisition by the Company, through Acquisition Sub, of all of the outstanding shares common stock of Diedrich (“Shares”) in a two-step transaction comprised of a combination cash and stock exchange offer for all of the issued and outstanding Shares (the “Offer”), followed by a merger of Acquisition Sub with and into Diedrich (the “Merger”).

On November 17, 2009, the Company, Acquisition Sub and Diedrich entered into an Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”).  The Amendment provides that, among other things, Acquisition Sub’s obligation to accept for exchange and deliver consideration for Shares validly tendered (and not withdrawn) pursuant to the Offer is subject to the condition (in addition to other conditions set forth in the Original Merger Agreement) that the registration statement on Form S-4 to register the offer and sale of Peet’s common stock pursuant to the Offer shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended, and no stop order shall have been issued by the Securities and Exchange Commission (the “SEC”) and be outstanding, and no proceeding for that purpose shall have been initiated by the SEC and be outstanding or be threatened by the SEC.  As used herein, the term “Merger Agreement” refers to the Original Merger Agreement, as amended by the Amendment.

The description of the Merger Agreement and the Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Original Merger Agreement and the Amendment, referenced as Exhibits 2.1 and 2.2, respectively, which are incorporated by reference herein. The Merger Agreement contains representations and warranties of Diedrich, the Company and Acquisition Sub made solely to each other as of specific dates. Those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by Diedrich, the Company and Acquisition Sub. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among Diedrich, the Company and Acquisition Sub rather than establishing matters as facts.

Forward Looking Statements

This Current Report on Form 8-K contains statements that are not based on historical fact and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the proposed Offer and Merger. Forward-looking statements are based on management’s beliefs, as well as assumptions made by and information currently available to management, including financial and operational information, the Company’s stock price volatility, and current competitive conditions.  As a result, these statements are subject to various risks and uncertainties.  The Company’s actual results could differ materially from those set forth in forward-looking statements depending on a variety of factors including, but not limited to, general economic conditions, including the current recession and its ongoing negative impact on consumer spending and its ongoing impact on the financial markets, the Company’s ability to implement its business strategy and to successfully integrate the business of Deidrich; the risk that the Offer and the Merger will not close; the risk that the Company’s business and/or Diedrich’s business will be adversely impacted during the pendency of the Offer and the Merger, and the risk that the Company may not be able to consummate the financing required to effect the Offer and the Merger on terms satisfactory to it or at all, as well as other risk factors as described more fully in the Company’s filings with the Securities and Exchange Commission (the “Commission”), including its Annual Report on Form 10-K for the year ended December 28, 2008.  These factors may not be exhaustive.  The Company operates in a continually changing business environment, and new risks emerge from time to time.  Any forward-looking statements speak only as of the date of this report.  There can be no assurance that the proposed Offer and Merger will in fact be consummated.

Additional Information and Where to Find It

The description contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of Diedrich. Diedrich stockholders are urged to read the Company’s prospectus/offer to purchase and Diedrich’s solicitation/recommendation statement on Schedule 14D-9, because they contain important information that stockholders should consider before making any decision regarding tendering their shares. The Company has filed a registration statement on Form S-4 and a tender offer statement on Schedule TO with the Commission and Diedrich has filed a solicitation/recommendation statement on Schedule 14D-9, all with respect to the Offer and the Merger.  The tender and exchange offer materials (including the prospectus/offer to purchase contained in the registration statement and the other offer documents contained in the registration statement), the tender offer statement and the solicitation/recommendation statement contain important information, which should be read carefully before any decision is made with respect to the Offer. The prospectus/offer to purchase and certain other offer documents, as well as the tender offer statement and the solicitation/recommendation statement, are available to all stockholders of Diedrich at no expense to them. The registration statement, the prospectus/offer to purchase (and other offer documents), the tender offer statement and the solicitation/recommendation statement are available for free at the Commission’s web site at www.sec.gov. Free copies of these materials are also available from the Company by mail to Peet’s Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, CA 94608, attention: Investor Relations.

In addition to the foregoing materials filed with the Commission, the Company and Diedrich file annual, quarterly and special reports, proxy statements and other information with the Commission. Investors may read and copy any reports, statements or other information filed by the Company or Diedrich at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. The Company’s and Diedrich’s filings with the Commission are also available to the public from commercial document-retrieval services and at the website maintained by the Commission at http://www.sec.gov.

Interests of Certain Persons in the Offer and the Merger

The Company is, and certain other persons may be, soliciting Diedrich stockholders to tender their shares into the Offer. The directors and executive officers of the Company and the directors and executive officers of Diedrich may be deemed to be participants in the Company’s solicitation of Diedrich’s stockholders to tender their shares into the Offer.

Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of the Company and Diedrich in the tender offer by reading the prospectus/offer to purchase, certain other offer documents, as well as the solicitation/recommendation statement, all as described above.

 Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit	Description

2.1
Agreement and Plan of Merger dated as of November 2, 2009 among Peet’s Coffee & Tea, Inc., Marty Acquisition Sub, Inc. and Diedrich Coffee, Inc., incorporated by reference to Exhibit 2.1 from Peet’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on November 17, 2009 *

2.2
Amendment No. 1 to Agreement and Plan of Merger dated as of November 17, 2009 among Peet’s Coffee & Tea, Inc., Marty Acquisition Sub, Inc. and Diedrich Coffee, Inc., incorporated by reference to Exhibit 2.2 from Peet’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on November 17, 2009

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Dated: November 17, 2009	By:	/s/ Thomas P. Cawley
Thomas P. Cawley
Chief Financial Officer

EXHIBIT INDEX

Exhibits

Exhibit	Description

2.1
Agreement and Plan of Merger dated as of November 2, 2009 among Peet’s Coffee & Tea, Inc., Marty Acquisition Sub, Inc. and Diedrich Coffee, Inc., incorporated by reference to Exhibit 2.1 from Peet’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on November 17, 2009 *

2.2
Amendment No. 1 to Agreement and Plan of Merger dated as of November 17, 2009 among Peet’s Coffee & Tea, Inc., Marty Acquisition Sub, Inc. and Diedrich Coffee, Inc., incorporated by reference to Exhibit 2.2 from Peet’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on November 17, 2009

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.